Exhibit 10.23

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is made and entered into as of December 27, 2012, by and between Inland Real Estate Investment Corporation, a Delaware corporation (whether one or more, "Debtor"), whose address is 2901Butterfield Road, Oak Brook, Illinois 60523, and BANK OF THE OZARKS ("Lender"), whose address is 8201 Preston Road, Suite 700, Dallas, Texas  75225.

WITNESSETH :

WHEREAS, arrangements have been made between the Debtor and the Lender for the extension of credit by the Lender to the Debtor of up to $4,658,496.00 which credit is evidenced by a Promissory Note, executed by Debtor and payable to Lender (the "Note") and a Blocked Account Control Agreement (the "Account Control Agreement") between Debtor and Lender, each dated as of the date of this Agreement; and

WHEREAS, Debtor and Lender is unwilling to make the loan unless the Debtor secures its obligations and all other obligations to Lender, whether now existing or later arising related to the loan evidenced by the Note (the "Loan") (said obligations are hereinafter collectively referred to as "Obligations"). All definitions for capitalized words contained in the Note, as amended or modified from time to time, shall have the same meaning when used herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises herein contained, the parties hereto agree as follows:

1.                  Grant of Security Interest. As collateral security for the payment and satisfaction of all Obligations, Debtor hereby grants to Lender a continuing security interest in and to all of the following property of the Debtor, whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"): (a) Account Number __________________ with Lender, as depository (the "Deposit Account"); (b) all interest accruing to the Deposit Account; (c) all monies now or hereafter deposited into the Deposit Account; (d) all proceeds of the Deposit Account; (e) all rights of Debtor under the Account Control Agreement; and (f) any related deposit or linked account or subaccount held by Lender or any affiliate of Lender or any entity as clearing broker for any of the accounts established pursuant to the Account Control Agreement.

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2.                  Maintenance of Security Interest: No Removal of Collateral. Debtor will, from time to time, upon the request of the Lender, deliver specific assignments of Collateral, together with such other instruments and documents, amendments thereto, assignments or other writings as the Lender may reasonably request to carry out the terms of this Security Agreement or to protect or enforce the Lender's security interest in the Collateral. With respect to any and all Collateral to be secured and conveyed under this Security Agreement, Debtor agrees to do and cause to be done all things necessary to perfect and keep in full force the security interest granted in favor of the Lender, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect a security interest in the Collateral in favor of the Lender. Debtor agrees to make appropriate entries upon its financial statements and its books and records disclosing the Lender's security interest in the Collateral.

3.                  Representations and Warranties. Debtor hereby represents and warrants the following to Lender:

(A) Authority. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Debtor have been duly authorized by all necessary corporate action of Debtor.

(B) Accuracy of Information. All information heretofore, herein or hereafter supplied to Lender by or on behalf of Debtor with respect to the Collateral is true and correct. The exact legal name and organization number of Debtor is correctly shown above.

(C) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited as to enforcement of remedies by applicable debtor relief laws and except to the extent specific remedies may generally be limited by equitable principles.

(D) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the other Loan Documents. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Lender. Debtor will defend the Collateral and any products and proceeds thereof against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Lender.

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(E) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Lender in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Lender in the Collateral. Upon control by Lender of each deposit account included in the Collateral, the security interest granted by this Agreement shall be perfected and prior to all other liens and security interests.

(F) Solvency of Debtor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor’s assets exceeds and will continue to exceed Debtor’s liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature, and (iv) Debtor has and will have sufficient capital to carry on Debtor’s businesses and all businesses in which Debtor is about to engage.

4.                  Covenants of Debtor. Debtor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Lender shall otherwise consent in writing.

(A) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Lender. Debtor hereby irrevocably appoints Lender as Debtor’s attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, for the purpose of terminating any financing statements currently filed with respect to the Collateral. Debtor will defend at its expense Lender’s right, title and security interest in and to the Collateral against the claims of any third party.

(B) Inspection of Books and Records. Debtor will keep adequate records concerning the Collateral and will permit Lender and all representatives and agents appointed by Lender to inspect Debtor’s books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

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(C) Adverse Claim. Debtor covenants and agrees to promptly notify Lender of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Debtor’s expense, defend Lender’s security interest in the Collateral against the claims of any third party. Debtor also covenants and agrees to promptly deliver to Lender a copy of all written notices received by Debtor with respect to the Collateral.

(D) Further Assurances. Debtor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Lender may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Lender to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement.

(E) Transfer or Encumbrance. Debtor will not (i) sell, assign (by operation of law or otherwise) or transfer Debtor’s rights in any of the Collateral, (ii) withdraw any cash from any deposit account included in Collateral, (iii) grant a lien or security interest in or execute, authorize, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Lender, or (iv) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Lender.

(F) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Lender’s security interest in any Collateral.

(G) Location of Collateral and Debtor's Places of Doing Business. The location of the Collateral, the location of the Debtor's Chief Executive Office, and principal place of business and the location of all other places of business of the Debtor are described on Exhibit A attached to this Agreement.

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5.                  Events of Default. It is understood and agreed that the occurrence of any one or more of the following shall constitute an "Event of Default" hereunder and shall entitle Lender to take such actions as are elsewhere provided in this Security Agreement: (a) an "Event of Default" as defined in the Note, or any loan document given in connection with the Note or any other note executed in favor of the Lender shall have occurred; or (b) any representation, warranty or covenant made by Debtor herein, or in any other existing or future agreement with Lender shall prove to have been false in any material respect when made or is breached, violated, or not complied with; or (c) any loss or theft of any of the Collateral shall occur which shall materially adversely affect the value of the Collateral as a whole. For purposes of this Security Agreement, the term "Default" shall mean any event which constitutes an Event of Default or which but for the lapse of time or giving of notice, or both, would constitute an Event of Default.

6.                  Rights and Remedies Upon Default. Upon and after an Event of Default, the Lender shall have the following rights and remedies, all of which may be exercised with or without notice to Debtor:

(A) To exercise all rights and remedies provided to Lender under the Note upon the occurrence of an "Event of Default" thereunder, including the right to declare all the Obligations, and have the same become, immediately due and payable;

(B) All of the rights and remedies of a secured party under the Uniform Commercial Code of the state where such rights and remedies are asserted, or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive in addition to any other rights and remedies contained in this Security Agreement, the Note, or any other documents, certificates or agreements delivered by Debtor in connection with the Loan (collectively, the "Loan Documents"); and

(C) The right to pursue any other remedies at law or equity which the Lender deems appropriate.

7.                  Rights and Remedies Cumulative; Non-Waiver; Etc. The enumeration of Lender's rights and remedies set forth in this Security Agreement is not intended to be exhaustive and the exercise by Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder, or under any other agreement between Debtor or Lender or which may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default.

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8.                  Notices. All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as properly given (i) if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested; (ii) by delivering same in person to the intended addressee; or (iii) by delivery to a reputable independent third party commercial delivery service for same day or next day delivery and providing for evidence of receipt at the office of the intended addressee. Notice so mailed shall be effective upon its deposit with the United States Postal Service or any successor thereto; notice given by personal delivery shall be effective only if and when received by the addressee; notice sent by a commercial delivery service shall be effective upon delivery to such commercial delivery service; and notice given by other means shall be effective only if and when received at the designated address of the intended addressee. For purposes of notice, the addresses of the parties shall be as set forth below:

If to Lender:              Bank of the Ozarks
8201 Preston Road
Suite 700
Dallas, Texas 75225
Attn: Dan Thomas

With a copy to:          Bank of the Ozarks
6th and Commercial
P.O. Box 196
Ozark, Arkansas 72949
Attn: Robert Lloyd

With a copy to:          Winstead PC
500 Winstead Building
2728 N. Harwood Street
Dallas, Texas 75201
Attn: Kevin Sullivan

If to Debtor:               ___________________________________
c/o Inland American Real Estate Trust, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60523
Attn: President

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With a copy to:          Inland Real Estate Group
2901 Butterfield Road
Oak Brook, Illinois 60523
Attn: General Counsel

Any of the foregoing parties shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth herein

9.                  Supplemental Documentation. At Lender's request, Debtor shall execute and deliver to Lender, at any time or times hereafter, all documents, instruments and other written matter that Lender may reasonably request to perfect and maintain perfected Lender's security interest in the Collateral in form and substance acceptable to Lender, and pay all charges, expenses and fees Lender may reasonably incur in filing any of such documents, and all taxes relating thereto.

10.              Definitions and Applicable Law. All terms used herein shall be defined in accordance with the appropriate definitions given in this Security Agreement, provided if no definition is given herein, then as defined in the other Loan Documents, provided if not defined in the Loan Documents, then as defined by the Uniform Commercial Code as in force in the State of Texas (provided that the term "instrument" shall be used herein as it is defined in Article 9 of the Uniform Commercial Code rather than in Article 3), and such definitions are hereby incorporated herein by reference and made a part hereof. This Security Agreement shall be governed in all respects by, and construed in accordance with, the laws of the State of Texas, including without limitation the Uniform Commercial Code of the State of Texas. The parties to this Security Agreement hereby consent to the jurisdiction of the state and federal courts located within Dallas County, Texas.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed by authority duly given as of the day and year first above written.

DEBTOR:

INLAND REAL ESTATE INVESTMENT CORPORATION,
a Delaware corporation

By: /s/ Catherine L. Lynch
Name: Catherine L. Lynch
Title: CFO

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LENDER:

BANK OF THE OZARKS

By: /s/ Dan Thomas
Name: Dan Thomas
Title: President – Real Estate Specialties Group

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EXHIBIT A TO SECURITY AGREEMENT FROM DEBTOR IN FAVOR OF BANK OF THE OZARKS Additional Representations of Debtor

1.                  The exact legal name of the Debtor is:

2.                  The Debtor's Federal Employer I.D. Number is: _______________

3.                  If the Debtor has changed its name since it was formed, its past legal names and last dates such names were used are as follows:

4.                  The Debtor uses in its business and has rights to use the following trade names:

5.                  The Debtor was organized on under the laws of the State of and is in good standing under those laws.

6.                  The Debtor is qualified to transact business in the following states: .

7.                  The Debtor has its chief executive office and principal place of business at:

8.                  Debtor maintains all of its records at that address, except as follows:

9.                  The Debtor also has places of business at:

(a)

(b)

10.              In the past five years the Debtor has never maintained its chief executive office or principal place of business or records with respect to Receivables, nor owned personal property, at any locations except those set forth above and except as follows: None

11.              The following entities (a) have been merged into the Debtor, (b) have sold substantially all of their assets to the Debtor or (c) have sold assets to the Debtor outside the ordinary course of their business since the Debtor was incorporated: None

12.              The Debtor does not have any subsidiaries, or own stock in any other corporations, or own an interest in any partnerships, limited liability companies, or joint ventures, except as follows: None

13.              The Debtor is not the owner of any business interruption insurance policies except as follows: None

By:

Title: